SORRENTOVIEW

                   INDUSTRIAL REAL ESTATE TRIPLE NET SUBLEASE

                                January 15, 1997

            LANDLORD: Sorrento Montana, L.P.,
                      a California Limited Partnership

            TENANT:   Camino NeuroCare, Inc., A Delaware Corporation

                                  SORRENTOVIEW

                   INDUSTRIAL REAL ESTATE TRIPLE NET SUBLEASE
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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Article I   BASIC TERMS......................................................1
      1.1   Date Of Sublease.................................................1
      1.2   Landlord.........................................................1
      1.3   Tenant...........................................................1
      1.4   Premises.........................................................1
      1.5   Sublease Term....................................................1
      1.6   Permitted Uses...................................................2
      1.7   Tenant's Guarantor...............................................2
      1.8   Initial Security Deposit.........................................2
      1.9   Rent and Other Charges Payable by Tenant.........................2
      1.10  Riders...........................................................2
      1.11  Brokers..........................................................2
Article II  SUBLEASE TERM....................................................2
      2.1   Master Lease.....................................................2
      2.2   Sublease of Premises For Sublease Term...........................2
      2.3   Delay In Commencement............................................3
      2.4   Early Occupancy..................................................3
      2.5   Holding Over.....................................................3
      2.6   Surrender Of Premises............................................3
Article III BASE RENT........................................................3
      3.1   Time and Manner of Payment.......................................3
      3.2   Increase.........................................................3
      3.3   Security Deposit Increases.......................................3
      3.4   Termination; Advance Payments....................................4
Article IV  OTHER CHARGES PAYABLE BY TENANT..................................4
      4.1   Additional Rent..................................................4
      4.2   Real Property Taxes..............................................4
      4.3   Utilities........................................................5
      4.4   Insurance........................................................6
      4.5   Common Areas.....................................................8
      4.6   Late Charges....................................................10
      4.7   Interest on Past Due Obligations................................10
      4.8   Impounds For Insurance Premiums and Real Property Taxes.........10
Article V   USE OF PREMISES.................................................11
      5.1   Permitted Uses..................................................11
      5.2   Manner of Use...................................................11


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                                TABLE OF CONTENTS
                                  (continued)
                                                                           Page
                                                                           ----
      5.3   Signs and Auctions..............................................12
      5.4   Hazardous Materials.............................................12
      5.5   Indemnification.................................................14
      5.6   Landlord's Access...............................................14
      5.7   Quiet Possession................................................15
      5.8   Window Covering.................................................15
Article VI  CONDITION OF PREMISES; MAINTENANCE, REPAIRS, AND ALTERATIONS....15
      6.1   Existing Conditions.............................................15
      6.2   Exemption of Landlord From Liability; Waiver....................15
      6.3   Tenant's Obligations............................................15
      6.4   Landlord's Obligations..........................................16
      6.5   Alterations, Additions, and Improvements........................16
      6.6   Rules and Regulations...........................................18
      6.7   Condition Upon Termination......................................19
      6.8   Maintenance of Common Areas.....................................20
Article VII DAMAGE OR DESTRUCTION...........................................20
      7.1   Partial Damage to Premises......................................20
      7.2   Total or Substantial Destruction................................20
      7.3   Landlord's Obligations..........................................21
      7.4   Temporary Reduction of Rent.....................................21
      7.5   Waiver..........................................................21
Article VIII CONDEMNATION...................................................21
      8.1   Condemnation....................................................21
      8.2   Waiver..........................................................22
Article IX  ASSIGNMENT AND SUBLETTING.......................................22
      9.1   Landlord's Consent Required.....................................22
      9.2   Tenant Affiliate................................................22
      9.3   No Release of Tenant............................................23
      9.4   Landlord's Election.............................................23
      9.5   No Merger.......................................................23
      9.6   Excess Rentals..................................................23
Article X   DEFAULTS; REMEDIES..............................................24
      10.1  Covenants and Conditions........................................24
      10.2  Defaults........................................................24
      10.3  Remedies........................................................25
      10.4  The Right to Relet the Premises.................................26
      10.5  Waiver of Rights of Redemption..................................26
      10.6  Cumulative Remedies.............................................26
      10.7  Right to Cure...................................................26
Article XI  PROTECTION OF CREDITORS.........................................27
      11.1  Subordination...................................................27
      11.2  Attornment......................................................27


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      11.3  Signing Of Documents............................................27
      11.4  Estoppel Certificates...........................................27
      11.5  Tenant's Financial Condition....................................28
Article XII LEGAL COSTS.....................................................28
      12.1  Attorneys' Fees.................................................28
      12.2  Landlord's Consent..............................................28
Article XIII MISCELLANEOUS PROVISIONS.......................................28
      13.1  Substituted Premises............................................28
      13.2  Landlord's Liability; Certain Duties............................28
      13.3  Severability....................................................29
      13.4  Interpretation..................................................29
      13.5  Incorporation of Prior Agreements; Modifications................29
      13.6  Notices.........................................................29
      13.7  Waivers.........................................................30
      13.8  No Recordation..................................................30
      13.9  Binding Effect; Choice of Law...................................30
      13.10 Corporate Authority; Partnership Authority......................30
      13.11 Joint and Several Liability.....................................30
      13.12 Force Majeure...................................................30
      13.13 No Option.......................................................31
      13.14 Brokers.........................................................31
      13.15 Hazardous Substance Conditions..................................31
EXHIBIT "A" - Description of Premises........................................3
EXHIBIT "B" - Depiction of Project...........................................4
EXHIBIT "C" - Sign Criteria..................................................5

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                          INDEX OF MAJOR DEFINED TERMS

                                                                        LOCATION
                                                                   OF DEFINATION
                                                             INDUSTRIAL SUBLEASE
DEFINED TERMS

Additional Area ...........................................................    7
Additional Rent ...........................................................    3
Base Rent .................................................................    1
Broker ....................................................................   22
Building ..................................................................    1
Common Area Costs .........................................................    7
Common Areas ..............................................................    6
Condemnation ..............................................................   15
District ..................................................................    2
Hazardous Material ........................................................   10
Hazardous Substance Condition .............................................   23
Impound Payments ..........................................................    8
Interest Rate .............................................................    8
Landlord ..................................................................   21
Landlord Entities .........................................................    5
Master Lease ..............................................................    2
Premises ..................................................................    1
Project ...................................................................    1
Real Property Taxes .......................................................    4
Rent ......................................................................    3
Security Deposit ..........................................................    2
Sublease Term .............................................................    1
Tenant ....................................................................   21
Tenant's Affiliate ........................................................   16
Work ......................................................................    6


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                                  SORRENTOVIEW

                   INDUSTRIAL REAL ESTATE TRIPLE NET SUBLEASE

                                    ARTICLE 1
                                   BASIC TERMS

This Article One contains the Basic Terms of this Sublease between the Landlord and Tenant named below. This Sublease is subject to the Master Lease identified in Section 2.1 below. Other Articles, Sections, and Subsections of this Sublease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

1.1 DATE OF SUBLEASE. January 15, 1997

1.2 LANDLORD.               Sorrento Montana, L.P., a California Limited
                                  Partnership

    Address of Landlord:    c/o CDS Properties Services, Inc.,
                            d/b/a Sorrento Management Company
                            10211 Pacific Mesa Boulevard, Suite 406
                            San Diego, California 92121

1.3 TENANT.           Camino NeuroCare, Inc., a Delaware Corporation
                        ----------------------------------------------

    Address of Tenant:            5955 Pacific Center Boulevard
                                  -----------------------------
                                  San Diego, California 92121
                                  -----------------------------

                                  -----------------------------


1.4 PREMISES. In consideration of the rents, covenants, and agreement on the part of the Tenant to be paid and performed, Landlord subleases to Tenant, and Tenant subleases from Landlord, those certain premises identified on Exhibit "A" attached hereto and by this reference incorporated herein (the "Premises"). The Premises contain approximately Eight Thousand Two Hundred (8,200) square feet of space, and are situated within that certain building ("Building") known as Building Seven (7) and located at 5965 Pacific Center Boulevard, Suites #709 through #713, San Diego, California 92121.

      1 The Building is situated within that certain project ("Project") known as SORRENTOVIEW, located at the east side of Pacific Mesa Boulevard, between Pacific Mesa Court and Pacific Center Boulevard, San Diego, California, more particularly identified on Exhibit "B" attached hereto and by this reference incorporated herein.

1.5 SUBLEASE TERM. Thirty Six (36) months, beginning on the earlier of (a) the date Premises are delivered to Tenant by Landlord, or (b) January 15, 1997 or such other date as is specified in this Sublease (the "Sublease Term") (See
Article 2).


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1.6 PERMITTED USES. The Premises shall be used and occupied only for Medical
Device Manufacturing, Warehousing, Distribution, and Directly Related Administrative Uses (See Section 5.1).

1.7 TENANT'S GUARANTOR. (IF NONE, SO STATE) None.

1.8 INITIAL SECURITY DEPOSIT. (See Section 3.3) Five Thousand Three Hundred Thirty and 00/100 Dollars ($5,330.00).

1.9 RENT AND OTHER CHARGES PAYABLE BY TENANT.

      1.9.1 BASE RENT. The base rent ("Base Rent") shall be Five Thousand Three Hundred Thirty and 00/100 Dollars ($5,330.00) per month for the first Twelve
(12) months, as provided in Section 3.1, then Base Rent shall be increased on each annual anniversary of the Commencement Date, beginning on the first anniversary of the Commencement Date, by three percent (3%) of the Base Rent in effect during the immediately preceding one year period. If the Commencement Date does not occur on the first day of the month, then the foregoing adjustments to Base Rent shall occur on the first day of the month in which the Commencement Date occurs.

      1.9.2 OTHER PERIODIC PAYMENTS; ADDITIONAL RENT. (i) Real Property Taxes;
(ii) utilities; (iii) insurance premiums; (iv) Common Area Costs; (v) impounds for insurance premiums and Real Property Taxes; (vi) maintenance, repairs, and alterations (See Articles Four and Six).

1.10 RIDERS. The following Riders are attached to and made a part of this
Sublease: (If none, so state) Tenant Improvement Sublease Rider, Additional Provisions Sublease

1.11 BROKERS. (See Section 13.14). Tenant is represented by Gilbert Enciso/GE Commercial Real Estate. No other brokers are involved with this transaction.

                                   ARTICLE II
                                 SUBLEASE TERM

2.1 MASTER LEASE. Landlord is the ground lessee of the real property improved with and identified as the Project under that certain Lease dated August 25, 1987, by and between the San Diego Unified School District ("District") as lessor and Landlord as lessee (the "Master Lease"). The Master Lease provided that Landlord may construct improvements and sublease portions thereof to tenants. Accordingly, and subject to the Master Lease, Landlord is entering into this sublease with Tenant.

2.2 SUBLEASE OF PREMISES FOR SUBLEASE TERM. Landlord subleases the Premises to Tenant and Tenant subleases the Premises from Landlord for the Sublease Term. The Sublease Term is for the period stated in Section 1.5 above and shall begin and end on the


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dates specified in Section 1.5 above, unless the beginning or end of the
Sublease Term is changed under any provision of this Sublease. The "Commencement Date" shall be the date specified in Section 1.5 above for the beginning of the Sublease Term, unless advanced or delayed under any provision of this Sublease.

2.3 DELAY IN COMMENCEMENT. Deleted.

2.4 EARLY OCCUPANCY. If Tenant occupies the Premises prior to the Commencement Date, Tenant's occupancy of the Premises shall be subject to all of the provisions of this Sublease, except for payment of Rent. Early occupancy of the Premises shall not advance the expiration date of this Sublease.

2.5 HOLDING OVER. Tenant shall vacate the Premises upon the expiration or earlier termination of this Sublease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages, loss or liability (including reasonable attorneys' fees and costs) incurred by Landlord from any delay by Tenant in vacating the Premises. If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof without the express consent of Landlord, such tenancy shall be from month-to-month only and not a renewal hereof or an extension for any further term, and in such case, Base Rent then in effect shall be increased by fifty percent (50%) and other monetary sums due hereunder shall be payable in the amount and at the time specified in this Sublease; and such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein, except that the month-to-month tenancy will be terminable on thirty (30) days notice given at any time by either party.

2.6 SURRENDER OF PREMISES. Upon the termination of the Sublease, Tenant shall surrender the Premises to Landlord in the condition specified in and according to Section 6.7.

                                  ARTICLE III
                                   BASE RENT

3.1 TIME AND MANNER OF PAYMENT. Upon execution of this Sublease, Tenant shall pay Landlord the Base Rent in the amount stated in Subsection 1.9.1 above for the first month of the Sublease Term. On the first day of the second month of the Sublease Term and each month thereafter, Tenant shall pay Landlord the Base Rent in United States currency, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

3.2 INCREASE. The Base Rent shall be increased at the times specified in Subsection 1.9.1 above. Tenant shall be obligated to pay the new Base Rent from its effective date until the next periodic increase without any prior notice from Landlord.

3.3 SECURITY DEPOSIT INCREASES.

      3.3.1 DEPOSIT. Upon the execution of this Sublease, Tenant shall deposit with Landlord a cash security deposit in the amount set forth in Section 1.8 above (the "Security


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

Deposit"). Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Sublease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

      3.3.2 INCREASE IN DEPOSIT. Deleted.

3.4 TERMINATION; ADVANCE PAYMENTS. Upon termination of this Sublease under Article Seven (Damage or Destruction), Article Eight (Condemnation), or any other termination not resulting from Tenant's default, and after Tenant has vacated the Premises in the manner required by this Sublease, an equitable adjustment shall be made concerning advance Rent, any other advance payments made by Tenant to Landlord, and accrued Real Property Taxes, and Landlord shall refund the unused portion of the Security Deposit to Tenant or Tenant's successor.

                                   ARTICLE IV
                        OTHER CHARGES PAYABLE BY TENANT

4.1 ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Sublease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Base Rent and shall be in United States currency. The term "Rent" shall mean Base Rent and Additional Rent.

4.2 REAL PROPERTY TAXES.

      4.2.1 PAYMENT OF TAXES. Tenant shall pay its proportionate share of all Real Property Taxes levied and assessed against the Project. Tenant's proportionate share of Real Property Taxes shall be the ratio that the total number of square feet in the Premises bears to the total number of leasable square feet in the Project existing upon the date the computation is made. Each year Landlord shall notify Tenant of Landlord's calculation of Tenant's proportionate share of the Real Property Taxes and together with such notice shall furnish Tenant with a copy of the tax bill. If any supplemental tax bills are delivered with respect to the Project, Landlord may notify Tenant of Landlord's new calculation of Tenant's proportionate share of Real Property Taxes as soon as such supplemental tax bill is received. Subject to Section 4.8 below, Tenant shall reimburse Landlord for Tenant's proportionate share of Real Property Taxes semiannually no later than fifteen (15) days before the taxing authority's delinquency date.

      4.2.2 DEFINITION OF "REAL PROPERTY TAXES". "Real Property Taxes" means (i) any fee, license fee, license tax, commercial rental tax, levy, charge, assessment, penalty or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any City, County, State or Federal government, or any school, agriculture, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Premises or against Landlord's business of leasing the Premises; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Premises by any governmental agency; (iv) any tax imposed upon this transaction or based upon a reassessment of the Premises due to a change in ownership or transfer of all or part of Landlord's interest in the Premises; and
(v) any charge or fee replacing any tax previously included within the definition of Real Property Taxes. "Real Property Taxes" does not, however, include Landlord's Federal or State income, franchise, inheritance or estate taxes.

      4.2.3 PERSONAL PROPERTY TAXES.

            (a) Tenant shall pay prior to delinquency all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall attempt to have such personal property taxed separately from the Premises.

            (b) If any such taxes on Tenant's personal property are levied against Landlord or Landlord's property, or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant, then Landlord, after written notice to Tenant, shall have the right to pay the taxes based upon such increased assessments, regardless of the validity thereof, but only under proper protest if requested by Tenant in writing. If Landlord shall do so, then Tenant shall, upon demand, repay to Landlord the taxes levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment. In any such event, however, Tenant, at Tenant's sole cost and expense, shall have the right, in the name of Landlord and with Landlord's cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest; any amount so recovered to belong to the Tenant.

            (c) If any of Tenant's personal property is taxed with the Premises, Tenant shall pay Landlord the taxes for the personal property within fifteen
(15) days after Tenant receives a written statement from Landlord for such personal property taxes.

4.3 UTILITIES. Tenant shall arrange for and pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer, telephone, water and other utilities and services supplied to the Premises. Landlord will cooperate in attempting to have each of the utilities supplied to the Premises separately metered. However, if any such utilities or services are jointly metered with other premises within the Project, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost for such utilities and services, based on information reasonably available to Landlord, and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement of such cost.


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4.4   INSURANCE.

      4.4.1 LANDLORD'S LIABILITY INSURANCE. During the Sublease Term, Landlord shall maintain a policy of commercial general liability insurance at Tenant's expense, insuring Landlord against liability arising out of the ownership, use, occupancy or maintenance of the Premises. The initial amount of such insurance shall be at least $2,000,000.00 and shall be subject to periodic increase based upon inflation, increased liability awards, recommendations of professional insurance advisers, and other relevant factors. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant or any obligation hereunder. Tenant shall, at Tenant's expense, maintain such other liability insurance as required pursuant to Subsections 4.4.6 and 4.4.7 hereof.

      4.4.2 LANDLORD'S HAZARD AND RENTAL INCOME INSURANCE. During the Sublease Term, Landlord shall, at Tenant's expenses, maintain policies of insurance covering loss of or damage to the Premises to the extent of at least one hundred percent (100%) of its replacement value. Such policies shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and any other perils which Landlord reasonably deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Premises. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as is required pursuant to Subsections 4.4.6 and 4.4.7 hereof. During the Sublease Term, Landlord may also maintain a rental income insurance policy at Tenant's expense, with loss payable to Landlord in an amount equal to one year's Rent. Tenant shall not do or permit to be done anything which invalidates any such insurance policies.

      4.4.3 PAYMENT OF PREMIUMS; INSURANCE POLICIES. Tenant shall pay its pro rata share of the premiums for maintaining the insurance required by Subsections
4.4.1 and 4.4.2. Tenant's pro rata share of all such premiums shall be based on the same proportion as used for payment of taxes pursuant to Subsection 4.2.1 hereof. All such amounts will be due and payable upon ten (10) days written notice.

      4.4.4 INCREASE IN FIRE INSURANCE PREMIUM. Tenant agrees that it will not keep, use, manufacture, assemble, sell or offer for sale in or upon the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the term of this Sublease on the amount of such insurance which may be carried by Landlord on said Premises or the Building, resulting from the acts or omissions of Tenant, its agents, servants or employees, or the use or occupancy of the Premises by Tenant or from the type of materials or products stored, manufactured, assembled or sold by Tenant in the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Premises.

      4.4.5 WAIVER OF SUBROGATION. Landlord and Tenant each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage arising out of or incident to the perils required to be insured against under Section 4.4. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

      4.4.6 TENANT'S REQUIRED INSURANCE. Tenant shall keep in force throughout the Sublease Term: (a) a commercial general liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000.00 per occurrence and not less than $2,000,000.00 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury, personal injury, property damage and contractual liability and $1,000,000 products/completed operations aggregate;
(b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute; (d) Employer's Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease - each employee; (e) All Risk or Special Form coverage protecting Tenant against loss or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, paneling, decorations, fixtures, inventory, and other personal property situated in or about the Premises to the full replacement value of the property so insured; and
(f) such other reasonable types of insurance and in such reasonable amounts covering the Premises and operations therein as Landlord may reasonably require from time to time. The term "Landlord Entities" shall mean Landlord and any other person or entity that Landlord may designate from time to time.

      4.4.7 REQUIRED INSURANCE POLICIES. Each of the policies required under
Section 4.4.6 shall (a) be provided at Tenant's expense; (b) name the Landlord Entities as additional insureds; (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Sublease Term; (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; and (e) be primary to and not contributory with any similar insurance carried by Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

      4.4.8 ADDITIONAL LIABILITY; UNDER CONSTRUCTION. Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, together with such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

4.5 COMMON AREAS.

      4.5.1 DEFINITION; LOCATION. As used in this Sublease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of tenants of the Project or which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, retaining walls, truck service ways, pedestrian malls, stairs, ramps, restrooms, access roads, corridors, landscaping, planted areas and trash enclosures. Landlord may from time to time change the size, location, nature and use of the Common Areas, including converting Common Areas into leasable areas, construction of additional parking facilities (including parking structures) in the Common Areas, and increasing or decreasing Common Area land and/or facilities. Tenant acknowledges that such activities may result in occasional inconvenience to Tenant from time to time. Landlord will exercise good faith efforts to minimize any disruption to Tenant's business caused by such activities, but Tenant hereby releases Landlord from any and all claims pertaining to such activities.

      4.5.2 USE OF COMMON AREAS. Subject to other provisions of this Sublease, Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's expressed or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in and to the Common Areas as, in Landlord's judgment, may be desirable to improve the Project. Tenant shall not, at any time, intentionally interfere with the rights of Landlord, other tenants, or any other person entitled to use the Common Areas.

      4.5.3 VEHICLE PARKING. Tenant shall be entitled to use 3.8 vehicle parking spaces in the Project for each 1,000 (One Thousand) square feet (a total of thirty-one (31) spaces) within the Premises without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup or utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Project. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. If Tenant parks more vehicles in the parking area than the number identified herein, such conduct shall be a material breach of this Sublease. No vehicle may be parked at the Project for more than seventy-two (72) consecutive hours without Landlord's prior written consent.

      4.5.4 MAINTENANCE OF COMMON AREAS. Landlord shall maintain the Common Areas in good order, condition and repair and shall operate the Project, in Landlord's reasonable discretion, as a first class industrial/commercial real property development. Tenant shall pay Tenant's pro rata share (as defined below) of all costs incurred by Landlord in connection with the ownership, operation and maintenance of the Common Area ("Common Area Costs"). Common Area Costs include, but are not limited to, costs and expenses for the following: gardening and landscaping; pest control and extermination services; utilities, water and sewage charges; maintenance of signs (other than Tenant's signs); premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas and all Common Area improvements; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; reserves; and a reasonable allowance to Landlord for Landlord's supervision of the Common Areas (not to exceed five percent (5%) of the total of all other Common Area Costs for the calendar year). Landlord may cause any or all of such services to be provided by third parties, or by entities associated with Landlord. Common Area Costs shall not include depreciation of real property which forms part of the Common Area, all Real Property Taxes for which Tenant is liable under this Sublease, all insurance premiums for which Tenant is liable under this Sublease, and all maintenance and repair costs for which Tenant is liable under this Sublease.

      4.5.5 TENANT'S SHARE AND PAYMENT. Tenant shall pay Tenant's annual pro rata share of all estimated Common Area Costs, in advance, in monthly installments on the first day of each month during the Sublease Term (prorated for any fractional month). Tenant's pro rata share shall be calculated by dividing the square foot area of the Premises, as set forth in Section 1.4 of this Sublease, by the aggregate square foot area of the leasable area within the Project whether currently leased or not upon the date the computation is made. Landlord may adjust such estimates at any time and from time to time based upon Landlord's experience and reasonable anticipation of costs. Such adjustments shall be effective as of the next Rent payment date after notice to Tenant. Within thirty (30) days after the end of each calendar year of the Sublease Term, Landlord shall deliver to Tenant a statement prepared in accordance with generally accepted accounting principles setting forth, in reasonable detail, the actual Common Area Costs paid or incurred by Landlord during the preceding calendar year and Tenant's pro rata share. Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant with payment to or credit given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such period. Any delay or failure of Landlord to deliver such statement within said thirty (30) day period will not constitute a waiver of Landlord's right to subsequently deliver such statement and require Tenant to pay any deficiency in Tenant's pro rata share as may be disclosed by such statement. Tenant shall have the right to audit the Common Area Costs billed to Tenant by Landlord. The cost of the audit shall be the responsibility of and paid by Tenant, unless the Common Area Costs billed to Tenant by Landlord exceed actual costs as verified by the audit by more than five (5) percent, in which case the cost of the audit shall be paid by Landlord.

            4.5.5.1 ALTERNATIVE PAYMENT. Notwithstanding the foregoing, Landlord has the right to notify Tenant on a monthly or other basis of the actual amount Landlord has expended for all Common Area Costs incurred during the previous month or period. Such notice shall also set forth Tenant's pro rata share of such actual costs. Upon receipt of such statement, Tenant shall pay with the next monthly installment of Rent Tenant's pro rata share of the actual Common Area Costs incurred during the previous month or period.

      4.5.6 ADDITIONAL AREAS. In addition to the Common Areas and costs associated therewith described in this Section 4.5, Landlord may, but is not obligated to, provide certain additional spaces and areas within or in close proximity to the Project ("Additional Areas") as (and included within the definition of) Common Areas. The Additional Areas may include, but are not limited to, an office used by and subject to the exclusive control of Landlord for leasing and/or managing the Project, a conference room available on a reserved basis for use by tenants within the Project during normal business hours, maintenance facilities for the storage of equipment and supplies, and a locker room facility for use by tenants of the Project and their employees that are employed at the Project. Common Area Costs for which Tenant is liable for its pro rata share as described in Section
4.5.4 shall include costs of operating and the reasonable rental value of the space occupied by the Additional Areas. Notwithstanding anything to the contrary herein, Landlord agrees to make the conference Room Locker/shower facilities available to Tenant throughout the initial term of the sublease.

4.6 LATE CHARGES. Tenant's failure to pay Rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs is impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Premises. Therefore, if Landlord does not receive any Rent payment within five (5) business days after it becomes due, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

      4.6.1 REPEATED LATE CHARGES. In the event that a late charge is payable under this Sublease, whether or not collected, for four (4) installments of Base Rent during any one calendar year of the Sublease Term, then the Base Rent shall automatically become due and payable quarterly in advance, rather than monthly. All moneys paid to Landlord under this provision may be commingled with other moneys of Landlord and shall not bear interest.

4.7 INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at (i) the prime or reference rate, or succeeding similar index, announced by Bank of America (or its successor) from time to time plus four (4) percentage points or (ii) the highest rate then permitted by law, whichever is less, from the due date of such amount (the "Interest Rate"). However, interest shall not be payable on late chares to be paid by Tenant under this Sublease.

4.8 IMPOUNDS FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Premises or the Project, or if Landlord deems it necessary in Landlord's sole and absolute discretion, of if Tenant is more than ten (10) business days late in the payment of Rent more than once in any consecutive twelve (12) month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual Real Property Taxes and/or insurance premiums payable by Tenant under this Sublease (the "Impound Payments"), together with each payment of Base Rent. The Impound Payments shall be paid to the ground lessor or lender if required or held by Landlord with no obligation to pay Tenant interest thereon or keep the Impound Payments in a separate account. The amount of the Real Property Taxes and insurance premiums when unknown shall be reasonably estimated by Landlord. The Impound Payments shall be applied by Landlord to the payment of Real Property Taxes and insurance premiums when due. Any deficiency of Impound Payments shall be paid by Tenant to Landlord upon written request. If Tenant defaults under this Sublease, Landlord may apply the Impound Payments to any obligation then due under this Sublease.

                                   ARTICLE V
                                 USEOF PREMISES

5.1 PERMITTED USES. Tenant may use the Premises only for the Permitted Uses set forth in Section 1.6 above.

5.2 MANNER OF USE.

      5.2.1 OBJECTIONABLE USES. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with or infringe on the rights of other occupants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, or objectionable purposes; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises.

      5.2.2 NONPERMITTED USES; COMPLIANCE WITH LAW. Tenant shall not do or permit to be done in or about the Premises, nor bring, keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by any standard form of fire insurance policy or will in any way increase the existing rate of or affect any fire or other insurance policy covering the Project or any part thereof or any of its contents. Tenant shall, at its sole expense, comply with all governmental laws, ordinances and regulations, with the requirements of any Board of Fire Underwriters or other similar body now or hereafter instituted, and with any order, directive or certificate of occupancy issued pursuant to any law, ordinance or regulation by any public officer, insofar as the same relates to or affects the condition, use or occupancy of the Premises; provided, however, Tenant will not be required to make any structural changes to the Premises unless such structural change is required due to Tenant's acts or particular occupancy or use of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Landlord, whether or not Tenant is a party to such action, shall be conclusive in establishing such violations between Landlord and Tenant.

      5.2.3 NOXIOUS ODORS. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Project. Tenant shall not conduct any auction on the Premises. No cooking (with the exception of coffee, tea, cocoa, instant soups and microwavable foods) shall be done or permitted by Tenant on the Premises, nor shall the Premises be used for washing clothes, for lodging, or for any improper, objectionable or immoral purposes. Tenant shall not use or keep in the Premises or the Project any kerosene, gasoline or inflammable or combustible fluid or material (except for small amounts of normal cleaning supplies used in day-to-day operations) or use any method of heating or air conditioning other than that supplied by Landlord.

      5.2.4 PERMIT. Tenant shall obtain, pay for and keep current all permits required for Tenant's occupancy of the Premises and shall promptly take all actions necessary to comply with all applicable, statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Premises, including, without limitation, the Occupational Health and Safety Act and the Americans With Disabilities Act.

5.3 SIGNS AND AUCTIONS.

      5.3.1 AUCTION. Tenant shall not conduct, or permit to be conducted, any sale by auction on the Premises.

      5.3.2 PROHIBITED SIGNS. Tenant shall not place, or suffer to be placed or maintained, on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door, or that can be seen through the glass, of the Premises without Landlord's prior written approval. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or things as may be approved, in good condition and repair at all times.

      5.3.3 SIGN CRITERIA. Unless Tenant and Landlord agree otherwise, Landlord will install, at Tenant's expense, a sign for Tenant in the Project in accordance with the criteria described on Exhibit "C" attached hereto and by this reference incorporated herein.

5.4 HAZARDOUS MATERIALS.

      5.4.1 PROHIBITION OF STORAGE; INDEMNITY. Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Project in violation of this sublease or any applicable laws by Tenant, its agents, employees, contractors or invitees, other than those expressly permitted by Landlord in writing. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials on the Premises caused or permitted by Tenant (including Hazardous Materials specifically permitted by Landlord) results in contamination of the Premises or the Project, or if contamination of the Premises or the Project by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, Tenant shall indemnify, defend and hold the Landlord Entities harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including without limitation diminution in value of the Premises or any portion of the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises of the Project, damages arising from any adverse impact on marketing of space in the Premises or the Project due to Tenant's breach of its obligations under the first sentence herein, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Sublease Term as a result of such contamination. This indemnification of the Landlord

Entities by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in any contamination of the Premises or the Project, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises or the Project, as applicable, to the condition existing prior to the introduction of any such Hazardous Material to the Premises or the Project, as applicable, provided that Landlord's approval of such action shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

      5.4.2 TERMINATION OF LEASE. Deleted.

      5.4.3 TESTING. At any time prior to the expiration of the Sublease Term, Landlord shall have the right, upon at least twenty-four (24) hours' advance notification, to conduct at Landlord's expense (subject to reimbursement as provided below) appropriate tests of water and soil and to deliver to Tenant the results of such tests to demonstrate that contamination has occurred as a result of Tenant's use of the Premises, provided, however, that Landlord shall not unreasonably interfere with Tenant's business operations. If the results of such tests demonstrate that contamination has occurred as a result of Tenant's use of the Premises, Tenant shall reimburse Landlord for the cost of such tests within ten (10) days following written demand therefor.

      5.4.4 UNDERGROUND TANKS. If underground or other storage tanks storing Hazardous Materials are located on the Premises or are hereafter placed on the Premises by any party, Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other steps necessary or required under the California Administrative Code, Title 23, Chapter 3, Subchapter 16, "Underground Storage Tank Regulations," and Division 20, Chapter 6.7 of the California Health & Safety Code, "Underground Storage of Substances," as they now exist or may hereafter be adopted or amended.

      5.4.5 TENANT'S OBLIGATIONS. Tenant's obligations under this Section 5.4 shall survive the termination of this Sublease. During any period of time employed by Tenant after the termination of this Sublease to complete the removal from the Premises of any such Hazardous Materials, the provisions of
Section 2.5 shall apply. To the best of Landlord's knowledge, the Premises and the Project contain no Hazardous Materials as of the commencement date of this sublease.

      5.4.6 DEFINITION OF "HAZARDOUS MATERIAL". As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California, the United States Government or any agency thereof. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Section 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division
20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" or under Section 25316 of the California Health and Safety Code, Division 2, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account
Act), (iii) defined as a "hazardous material," "hazardous substance" or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Substances), (v) petroleum, (vi) asbestos,
(vii) listed under Article 9 and defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to
Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317),
(ix) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6091 et seq. (42 U.S.C. Section 6903), or (x) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601).

5.5 INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Project by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Project, or any portion thereof, not being in good condition or repair, gas, fire, oil, electricity, theft or the presence of Hazardous Material), except to the extent caused by or arising from the negligence or willful misconduct of Landlord or its agents, employees or contractors, or failure of Landlord to make repairs after receipt of notice of defects from Tenant, and then only to the extent such damage or injury is of a type not insured against, or required to be insured against hereunder, by Tenant. Tenant shall protect, indemnify, and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Project to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect or fault by Tenant, its agents, servants, employees, invitees or visitors, or from any omission by or of Tenant, its agents, servants, employees, invitees or visitors to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises;
(c) Tenant's failure to comply with any and all governmental laws, ordinances, and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Sublease. The provisions of this Section shall survive the termination of this Sublease with respect to any claims or liability accruing prior to such termination.

5.6 LANDLORD'S ACCESS. Landlord or its agents may enter the Premises during normal business hours to show the Premises to potential buyers, investors or tenants or other parties, or for any other purpose, Landlord reasonably deems necessary. Landlord shall give Tenant reasonable prior notice of such entry, except in the case of an emergency. Notwithstanding the foregoing, Landlord shall not unreasonably interfere with Tenant's business operations, Landlord may place customary "For Sale" or "For Lease" signs on the Premises.

5.7 QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Sublease, Tenant may occupy and enjoy the Premises for the full Sublease Term, subject to the provisions of this Sublease, free from hindrance by anyone claiming by, through or under Landlord.

5.8 WINDOW COVERING. Tenant shall not change the window coverings in the Premises without Landlord's prior written consent.

                                   ARTICLE VI
                             CONDITION OF PREMISES;
                     MAINTENANCE, REPAIRS, AND ALTERATIONS

6.1 EXISTING CONDITIONS. Tenant accepts the Premises in its condition as of the execution of this Sublease, subject to any other provisions of this Sublease and to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Premises or the suitability of the Premises for Tenant's intended use.

6.2 EXEMPTION OF LANDLORD FROM LIABILITY; WAIVER. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other persons in or about the Premises, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions (including the presence of Hazardous Material) arising in or about the Premises or upon other portions of the Project, or from other sources or places; or (d) any act or omission of any other tenant of the Project. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for the foregoing damages from any cause arising at any time. The provisions of this
Section 6.2 shall not, however, except Landlord from liability for Landlord's negligence or willful misconduct, or for Landlord's failure to observe any of the terms and conditions of this Sublease.

6.3 TENANT'S OBLIGATIONS.

      6.3.1 MAINTENANCE AND REPAIR. Tenant shall keep the Premises (including all nonstructural, interior and exterior areas, systems and equipment, all glass, glazing, window moldings, partitions, doors, door hardware, interior painting, fixtures, and appurtenances thereof (including electrical, lighting, plumbing, and plumbing fixtures) in good order, condition, and repair during the Sublease Term. Tenant shall promptly replace any portion of the Premises or system or equipment in the Premises which cannot be fully repaired, regardless of whether the benefit of such replacement extends beyond the Sublease Term. Tenant shall also maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system (including leaks around ducts, pipes, vents, or other parts of the air conditioning) by a licensed heating and air conditioning contractor. However, Landlord shall have the right, upon written notice to Tenant, to undertake the responsibility for preventive maintenance of the heating and air conditioning system, at Tenant's expense. It is the intention of the Landlord and Tenant that, at all times during the Sublease Term, Tenant shall maintain the Premises in an attractive, first-class fully operative condition. Further, Tenant shall keep the exterior areas surrounding the Premises free from litter and debris. Tenant waives and releases its rights under California Civil Code Section 1942.

      6.3.2 TENANT EXPENSE. All of Tenant's obligations under Section 6.3.1 shall be accomplished at Tenant's sole expense. If Tenant refuses or neglects to properly perform its obligations as required under Section 6.3.1 and to the reasonable satisfaction of Landlord, Landlord may, on ten (10) days' prior written notice (except that no notice shall be required in case of emergency) enter the Premises and perform such obligation on behalf of Tenant without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs plus fifteen percent (15%) for overhead, upon presentation of bill therefor, as Additional Rent. Said bill shall include interest at the Interest Rate on said costs from the date of completion of repairs by Landlord.

6.4 LANDLORD'S OBLIGATIONS. Landlord shall be responsible only for the maintenance and repair of structural portions of the Premises. As used herein, structural portions of the Premises shall only refer to the foundation and slabs, exterior walls, and exterior roof of the Building in which the Premises are located. If Landlord is required to make repairs to structural portions by reason of Tenant's conduct or activities, Landlord may add the cost of such repairs to the Rent which shall thereafter become due. Except for the cost of repairs subject to reimbursement pursuant to the preceding sentence, Tenant shall pay its pro rata share, computed in accordance with Subsection 4.2.1 hereof, of all repairs, alterations and improvements made by Landlord to the structural portions of the Building where the Premises are located. All such amounts shall be due and payable upon five (5) business days written notice from Landlord.

6.5 ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

      6.5.1 PROHIBITED ACTIONS. Tenant shall not make any alterations, additions or improvements to the Premises without Landlord's prior written consent, except for nonstructural alterations which do not exceed Five Thousand Dollars ($5,000) in cost per alteration, and which are not visible from the outside of the Premises. In no event may Tenant install any antennas, satellite dishes or other devices on the roof of the Premises without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion, Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Subsection 6.5.1 upon Landlord's written request. All alterations, additions, and improvements will be accomplished in good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by

Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans (or dimensioned drawings of sufficient detail to reflect the alterations made by Tenant), copies of all construction contracts, and proof of payment for all labor and materials. Any additions to, or alterations of, the Premises, except moveable furniture and trade fixtures, shall become at once a part of the Premises and belong to Landlord; provided, however, (i) Landlord shall not be obligated to insure or restore such additions or alterations pursuant to Subsections 4.4.2 and 7.3, respectively, and (ii) to the extent an alteration or addition requires Landlord's consent hereunder and Tenant has failed to obtain such consent, Landlord may require Tenant to remove any such additions to, or alterations of, the Premises by giving Tenant written notice thereof prior to the termination of this Sublease in which event Tenant shall remove the same and repair any damage to the Premises caused by such removal. Nothing in this Section 6.5.1 shall prevent Tenant from installing trade fixtures, machinery or other trade equipment in conformance to all applicable laws and regulations, and the same may be removed upon the termination of this Sublease, provided the Premises are not damaged by such removal, and provided further that Tenant shall not then be in default under the terms and conditions of this Sublease.

      6.5.2 PAYMENT BY TENANT. Tenant shall pay when due all claims for labor and material furnished to the Premises.

      6.5.3 FREEDOM FROM LIENS. Tenant shall keep the Premises, all other property therein and the Project free from any liens arising out of any work performed, material furnished or obligations incurred by Tenant, and shall indemnify, hold harmless and defend the Landlord Entities from and against any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys' fees and costs, shall be payable to Landlord by Tenant on demand with interest at the Interest Rate.

6.5.4 WRITTEN NOTIFICATION REQUIRED. Tenant will notify Landlord in writing ten
(10) days prior to commencing any alterations or additions to allow Landlord time to file and post notices of nonresponsibility. Landlord reserves the right to approve any contractor and method of Payment, prior to said contractor making any improvements to the Premises.

6.6   RULES AND REGULATIONS.

      Tenant agrees as follows:

            (1) Landlord shall arrange for a trash collection service which will provide and periodically empty trash containers placed in designated areas for use by Tenant and other tenants in the Project. Tenant shall be responsible for placing all of its garbage and trash in such trash containers, and Tenant shall not permit any of its garbage or trash to accumulate outside of such trash containers.

            (2) No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of the Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

            (3) No loudspeakers, televisions, phonographs, radios, or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of Landlord.

            (4) The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstruction or materials in such areas. No exterior storage shall be allowed without permission in writing from Landlord.

            (5) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant.

            (6) Tenant shall not burn any trash or garbage of any kind in or about the Premises, or the Project.

            (7) The sidewalks, halls, passages, exits, entrances, and stairways in and about the Project shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Project, provided that nothing herein contained shall be constructed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Tenant and its employees and invitees shall not go upon the roof of the Building.

            (8) No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanisms thereof. Tenant must, upon the termination of Tenant's tenancy, return to Landlord all keys of stores, offices and toilet rooms either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys so furnished Tenant shall pay to Landlord the cost thereof.

            (9) Tenant shall not lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant.

            (10) Tenant will not install blinds, shades, awnings, or other form of inside or outside window covering, or window ventilators or similar devices, without the prior written consent of Landlord.

Landlord reserves the right from time to time to reasonably amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional reasonable rules and regulations applicable to the Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Tenant and Tenant agrees to comply with all such rules and regulations upon receipt of notice to Tenant from Landlord. Landlord shall not be liable in any way to Tenant for any damage or inconvenience caused by any other tenant's noncompliance with these rules and regulations; Landlord shall, however, use its best commercially reasonable efforts to cause such compliance.

6.7 CONDITION UPON TERMINATION. Upon the termination of the Sublease, Tenant shall surrender the Premises to Landlord, broom-clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Sublease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, and in accordance with
Section 6.5.1, Landlord may require Tenant to remove any alterations, additions or improvements (where Landlord's consent is required but not obtained, or if at the time approval is granted Landlord advises Tenant in writing that removal of the alterations, additions or improvements may be required) prior to the termination of this Sublease. Any alterations, additions or improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Sublease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

6.8 MAINTENANCE OF COMMON AREAS. Landlord shall maintain the Common Areas as set forth in Section 4.5 above.

                                  ARTICLE VII
                             DAMAGE OR DESTRUCTION

      7.1 PARTIAL DAMAGE TO PREMISES. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Premises. If the Premises are only partially damaged and if the proceeds received by Landlord from the insurance policies described in Subsection 4.4.2 are sufficient to pay for the necessary repairs, this Sublease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible; provided, however, that if Landlord either (i) fails to commence such repairs within thirty (30) days, or (ii) fails to complete such repairs within 270 days, and further provided that such damage materially interferes with Tenant's business operations, Tenant may elect to terminate this sublease. Landlord may elect, with Tenant's consent, to repair any damage to Tenant's equipment, fixtures or improvements installed in the Premises at Tenant's sole cost and expense. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Subsection 4.4.2, Landlord may elect either to (a) repair the damage as soon as reasonably possible, in which case this Sublease shall remain in full force and effect, or (b) terminate this Sublease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate this Sublease. Tenant shall pay to Landlord within thirty (30) days after request therefor by Landlord the "deductible amount" (if any) under Landlord's insurance policies if the damage was due to an act or omission of Tenant. If the damage to the Premises occurs during the last twelve (12) months of the Sublease Term, Landlord or Tenant may elect to terminate this Sublease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds, and Landlord may retain all such proceeds. In such event, Landlord shall not be obligated to repair or restore the Premises, and the other party shall have no right to continue this sublease. The notifying party shall notify the other party of its election within thirty (30) business days after receipt of notice of the occurrence of the damage.

7.2 TOTAL OR SUBSTANTIAL DESTRUCTION. If the Premises are totally or substantially destroyed (meaning the cost to repair would exceed twenty-five percent (25%) of replacement value) by any cause whatsoever, or if the Premises are in a building which is substantially destroyed (even though the Premises are not totally or substantially destroyed), or if the Project is substantially destroyed (even though the Premises are not totally or substantially destroyed), this Sublease shall, at the election of either Landlord or Tenant, terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance proceeds. The notifying party shall notify the other party of such election within thirty (30) business days after the occurrence of total or substantial destruction. If the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

7.3 LANDLORD'S OBLIGATIONS. Landlord shall promptly commence and diligently pursue to completion any repairs which it is obligated to effect under Section
7.1. Landlord shall not be required to repair any injury or damage by fire or other cause to (or to make any restoration or replacement of) any paneling, decorations, partitions, railings, floor coverings, office fixtures or any other improvements of property installed in the Premises by Tenant or at the direct or indirect expense of Tenant which are not part of the original Tenant improvements paid for by Landlord. Tenant shall be required to restore or replace same in the event of damage except for damage caused solely by the Landlord's gross negligence or intentional misconduct that is not covered by the insurance carried, or required to be carried hereunder, by Tenant. Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration, except to the extent caused by Landlord's negligence or willful misconduct.

7.4 TEMPORARY REDUCTION OF RENT. If the Premises are destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Article Seven, any Base Rent payable during the period of such damage, repair and/or restoration shall be reduced in proportion to the rentable space which is unusable by Tenant in the conduct of its business, but only to the extent that Landlord has obtained rental income insurance to cover such abatement of Base Rent. Except for such possible reduction in payments required from Tenant, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair or restoration of or to the Premises.

7.5 WAIVER. Tenant waives the provisions of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of damage or destruction of its premises, including Sections 1932(2) and 1933(4) of the California Civil Code, due to the fact that Tenant agrees that the provisions of this Article Seven shall govern the rights and obligations of Landlord and Tenant in the event of any damage or destruction of the Premises.

                                  ARTICLE VIII
                                  CONDEMNATION

8.1 CONDEMNATION. If all or any portion of the Premises is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Sublease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the Premises or more than twenty percent (20%) of the parking spaces available to Tenant under Section 4.5.3 are taken and Landlord is unable to provide reasonable substitute parking, either Landlord or Tenant may terminate this Sublease as of the date the condemning authority takes title or possession, whichever occurs first, by delivering written notice to the other within ten
(10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes possession). If more than twenty percent (20%) of all subleasable space in the Building in which the Premises are located or more than fifty percent (50%) of all subleasable space within the Project is taken Landlord may elect to terminate this Sublease by delivering such notice to Tenant. If neither Landlord nor Tenant terminates this Sublease, this Sublease shall remain in effect as to the portion of the Premises not taken, except that the Base Rent shall be reduced in proportion to the reduction in the floor area of the Premises. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Premises, the amount of its interest in the Premises and Tenant hereby assigns any other rights which Tenant may have now or in the future to any other award to Landlord; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property, and Tenant hereby assigns any other rights which Tenant may have now or in the future to any other award to the Landlord, and (c) third, to Landlord; the remainder of such award, whether as compensation for reduction in the value of the subleasehold, the taking of the fee, or otherwise. If this Sublease is not terminated, Landlord shall repair any damage to the Premises caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Sublease or make such repair at Landlord's expense.

8.2 WAIVER. Tenant waives the provisions of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of a taking of its premises, including California Code of Civil Procedure Section 1265.130, due to the fact that Tenant agrees that the provisions of this Article Eight shall govern the rights and obligations of Landlord and Tenant in the event of a taking of the Premises.

                                   ARTICLE IX
                            ASSIGNMENT AND SUBLETTING

9.1 LANDLORD'S CONSENT REQUIRED. No portion of the Premises or of Tenant's interest in this Sublease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.2 below. Any attempted transfer without consent shall, at Landlord's option, be void and shall constitute a noncurable breach of this Sublease. Except as otherwise provided in Section 9.2, if Tenant is a partnership, limited liability company or corporation, any cumulative transfer of more than fifty percent (50%) of the ownership interest in Tenant shall be deemed an assignment of this Sublease requiring Landlord's consent. If Tenant effects a transfer or requests the consent of Landlord to any transfer (whether or not such transfer is consummated), then, upon demand, and as a condition precedent to Landlord's consideration of the proposed transfer, Tenant agrees to pay Landlord a non-refundable administrative fee of Two Hundred Dollars ($200.00), plus Landlord's reasonable attorneys' fees and costs and other costs incurred by Landlord in reviewing such proposed transfer.

9.2 TENANT AFFILIATE. Tenant may assign this Sublease or sublease the Premises, without Landlord's consent, to any entity which controls, is controlled by or is under common control with Tenant, or to any entity resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Sublease, but Tenant shall remain primarily liable hereunder.

9.3 NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the Rent and to perform all other obligations of Tenant under this Sublease. Landlord's acceptance of Rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Sublease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Sublease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Sublease.

9.4 LANDLORD'S ELECTION. Tenant's request for consent to any transfer described in Section 9.1 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of any rent and security deposit payable under any assignment or sublease), and any other information Landlord reasonably deems relevant. Landlord shall have the right (a) to withhold consent in Landlord's reasonable discretion; (b) to grant consent; or (c) if the transfer is a sublease of the Premises or an assignment of this Sublease, to terminate this Sublease as of the effective date of such sublease or assignment, in which case Landlord may elect to enter into a direct sublease with the proposed assignee or subtenant. By way of example and without limitation, the parties agree it shall be reasonable for Landlord to withhold its consent to a proposed transfer if any of the following situations exist or may exist: (i) the transferee's contemplated use of the Premises following the proposed transfer is different than the Permitted Uses set forth in Section 1.6 and is not an appropriate use for the Project, or in Landlord's opinion is not a use compatible with contemplated or existing uses within the Project; (ii) in Landlord's reasonable business judgment, the transferee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under this Lease; (iii) in Landlord's reasonable business judgment, the present net worth of the transferee indicates a reasonable likelihood that such transferee will be unable to perform Tenant's obligations under this Sublease; or (iv) the proposed transfer would breach any covenant of Landlord respecting radius, location, use or exclusivity in any other lease, financing agreement, or other agreement to which Landlord is bound.

9.5 NO MERGER. No merger shall result from Tenant's sublease of the Premises under this Article Nine. Tenant's surrender of this Sublease or the termination of this Sublease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.

9.6 EXCESS RENTALS. Tenant agrees to pay to Landlord, as additional rent, all sums and other consideration payable to and for the benefit of Tenant by the assignee or sublessee in excess of the rent payable under this Lease for the same period and portion of the Premises. In calculating excess rent or other consideration which may be payable to Landlord under this Section 9.6, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Landlord.

                                   ARTICLE X
                               DEFAULTS; REMEDIES

10.1 COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Sublease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

10.2 DEFAULTS. Tenant shall be in material default under this Sublease:

      10.2.1 VACATION OR ABANDONMENT. If Tenant abandons or vacates the Premises or if such abandonment or vacation of the Premises results in the cancellation of any insurance described in Section 4.4; or

      10.2.2 FAILURE TO PAY. If Tenant fails to pay rent or any other charge required to be paid by Tenant, as and within five (5) business days of the date when due. The notice required by this Subsection is intended to satisfy any and all notice requirements imposed by California Code of Civil Procedure Section 1161, et seq. or any other applicable law and is not in addition to any such requirements; or

      10.2.3 FAILURE TO PERFORM. If Tenant fails to perform any of Tenant's nonmonetary obligations under this Sublease for a period of thirty (30) days after written notice from Landlord; provided that if more time is required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Sublease. The notice required by this Subsection is intended to satisfy any and all notice requirements imposed by California Code of Civil Procedure Section 1161, et seq. or any other applicable law and is not in addition to any such requirements. Notwithstanding the foregoing, Tenant shall be obligated to commence performance to cure matters related to the storage or use of hazardous materials within fifteen days of receipt of notice from Landlord.

      10.2.4 OTHER DEFAULTS. (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Sublease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Sublease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Sublease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this Subsection 10.2.4 is not a default under this Sublease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the Rent (or any other consideration) paid in connection with such assignment or sublease and the Rent payable by Tenant hereunder.

10.3 REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

      10.3.1 TERMINATION OF POSSESSION. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Sublease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall have the immediate right to re-enter and remove all persons and property and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby, and Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of all Base Rent, Additional Rent and other charges which were earned or were payable at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been earned or were payable after termination until the time of the award exceeds the amount of such Rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been payable for the balance of the Sublease Term after the time of award exceeds the amount of such Rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Sublease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Premises after such default, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation or alteration of the Premises, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commissions or other such fees paid or payable.

      As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the Interest Rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant shall have abandoned the Premises, Landlord shall have the option of (i) retaking possession of the Premises and recovering from Tenant the amount specified in this Subsection 10.3.1, or (ii) proceeding under Subsection 10.3.2.

      10.3.2 MAINTENANCE OF POSSESSION. Maintain Tenant's right to possession, in which case this Sublease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Sublease, including the right to recover the Rent as it becomes due hereunder as permitted by California Civil Code Section 1951.4 or any successor statute.

      10.3.3 OTHER REMEDIES. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.

10.4 THE RIGHT TO RELET THE PREMISES. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Sublease or it may from time to time without terminating this Sublease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Sublease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by Landlord from such reletting shall be applied, first, to the repayment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such Rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Sublease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

10.5 WAIVER OF RIGHTS OF REDEMPTION. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants or conditions of this Sublease, or otherwise.

10.6 CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

10.7 RIGHT TO CURE. If Tenant fails, refuses or neglects to perform any obligation under this Sublease in the time and manner required herein, Landlord shall have the right, but not the obligation, after ten (10) days prior written notice to Tenant, to do the same, but at the expense and for the account of Tenant. The amount of money so expended or obligations so incurred by Landlord, together with interest thereon at the Interest Rate, shall be repaid to Landlord as Additional Rent within five (5) days of Tenant's receipt of written notice thereof. Landlord's performance of such obligations shall not waive any default by Tenant hereunder.

                                   ARTICLE XI
                            PROTECTION OF CREDITORS

11.1 SUBORDINATION. This Sublease is and shall remain subordinate to the Master Lease, and to any other ground lease, deed of trust or mortgage encumbering the Premises, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Landlord shall, within thirty (30) days after the Commencement Date with respect to any existing encumbrance (including the Master Lease), and prior to the effective date of any subordination to any future encumbrance, deliver to Tenant a non-disturbance agreement, in a commercially reasonable form, in which such ground lessor or the beneficiary or holder of such encumbrance shall agree to honor all of Tenant's rights and remedies under this Sublease. If any ground lessor, beneficiary or mortgagee elects to have this Sublease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Sublease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Sublease is dated prior or subsequent to the date of said ground lease, dead of trust or mortgage of the date of recording thereof.

11.2 ATTORNMENT. If Landlord's interest in the Premises is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn, to the transferee of or successor to Landlord's interest in the Premises and recognize such transferee or successor as Landlord under this Sublease, Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Sublease or surrender possession of the Premises upon the transfer of Landlord's interest.

11.3 SIGNING OF DOCUMENTS. Tenant shall sign and deliver any commercially reasonable documents necessary or appropriate to evidence any such non-disturbance, attornment or subordination or agreement to do.

11.4 ESTOPPEL CERTIFICATES.

      11.4.1 LANDLORD'S REQUEST. Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Sublease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Sublease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment;
(iv) that Landlord is not in default under this Sublease (or, if the Landlord is claimed to be in default, stating why); and (v) as to such other matters as may be reasonably requested of Tenant. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Premises, Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

      11.4.2 FAILURE TO DELIVER. If Tenant does not deliver such statement to Landlord within such ten (10) day period, Tenant shall be in material default under this Sublease and, in addition, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the facts set forth in such Statement. In such event, Tenant shall be estopped from denying the truth of such facts.

11.5 TENANT'S FINANCIAL CONDITION. Tenant shall, upon ten (10) days prior written notice, provide Landlord with a financial statement for the prior year and, if available, the current year, to the extent such statements are then in existence, prepared in accordance with generally accepted accounting principles and, if such is Tenant's normal practice, audited by an independent certified public accountant.

                                  ARTICLE XII
                                  LEGAL COSTS

12.1 ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Sublease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

Further, if for any reason Landlord consults legal counsel or otherwise incurs any costs or expenses as a result of its rightful attempt to enforce the provisions of this Sublease after Tenant's grace or notice period has expired, after written notice to Tenant from Landlord that Landlord is seeking the advice of counsel, even though no litigation is commenced, or if commenced is not pursued to final judgment, Tenant shall be obligated to pay to Landlord, in addition to all other amounts for which Tenant is obligated hereunder, all of Landlord's costs, expenses and reasonable attorneys' fees incurred in connection with obtaining such advice.

12.2 LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees (not to exceed $500 per occurrence) incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

13.1 SUBSTITUTED PREMISES. Deleted.

13.2 LANDLORD'S LIABILITY; CERTAIN DUTIES.

      13.2.1 LANDLORD. As used in this Sublease, the term "Landlord" means only the current owner or owners of the leasehold estate under the Master Lease at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Sublease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Sublease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Sublease. Notwithstanding the foregoing, for purposes of Tenant's indemnification obligations under this Sublease, the term "Landlord" shall include the current owner(s) of the leasehold estate under the Master Lease and all prior owner(s) thereof during the Sublease Term.

      13.2.2 WRITTEN NOTICE. Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Sublease to Landlord and to the District, any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Premises whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Sublease unless Landlord (or the District, or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

      13.2.3 EXCULPATION. It is expressly understood and agreed that, notwithstanding anything in this Sublease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord hereunder and any recourse by Tenant against Landlord shall be limited solely and exclusively to the interest of Landlord in and to the Project, and neither Landlord, nor any of its constituent partners or subpartners, shall have any personal liability therefor, and Tenant, on behalf of itself and all persons claiming by, through or under Tenant, hereby expressly waives and releases Landlord and such partners and subpartners from any and all personal liability.

      13.2.4 FAILURE TO GIVE CONSENT. Deleted.

13.3 SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Sublease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Sublease, which shall remain in full force and effect.

13.4 INTERPRETATION. The captions of the Articles or Sections of this Sublease are to assist parties in reading this Sublease and are not a part of the terms of provisions of this Sublease. Whenever required by the context of this Sublease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine, and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission.

13.5 INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Sublease is the only agreement between the parties pertaining to the sublease of the Premises and no other agreements are effective, All amendments to this Sublease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

13.6 NOTICES. All notices required or permitted under this Sublease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 13 above, except that upon Tenant's taking possession of the Premises, the Premises shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Section 1.2 above. If personally delivered, notice shall be effective upon personal delivery or refusal. If mailed as aforesaid, notice shall be effective upon delivery or refusal as evidenced by the return receipt. Either party may change its notice address upon written notice to the other party.

13.7 WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Sublease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this

Sublease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

13.8 NO RECORDATION. Tenant shall not record this Sublease without prior written consent from Landlord. However, Landlord may require that a "Short Form" memorandum of this Sublease be executed by both parties and recorded.

13.9 BINDING EFFECT; CHOICE OF LAW. This Sublease binds any party who legally acquires any rights or interest in this Sublease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Sublease. The laws of the State of California shall govern this Sublease.

13.10 CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Sublease on behalf of Tenant represents and warrants that he has full authority to do so and that this Sublease binds the corporation. As soon as is reasonably possible after this Sublease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Sublease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Sublease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Sublease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within five (5) days after this Sublease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

13.11 JOINT AND SEVERAL LIABILITY. All parties signing this Sublease as Tenant shall be jointly and severally liable for all obligations of Tenant.

13.12 FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

13.13 NO OPTION. The submission of this Sublease for examination does not constitute a reservation of or option to sublease the Premises and this Sublease becomes effective only upon execution and delivery thereof by Landlord and Tenant.

13.14 BROKERS. Landlord shall pay any commissions or fees that are payable to the broker specified in Section 1.11 ("Broker") with respect to this Sublease in accordance with the provisions of a separate commission contract. Landlord shall have no further or separate obligation for payment of commissions or fees to any other real estate broker, finder or intermediary. Tenant represents that it has not had any dealings with any real estate broker, finder or intermediary with respect to this Lease, other than Broker. Subject to the foregoing, each party hereto shall indemnify and hold harmless the other party hereto from and against any and all losses, damages, liabilities, losses, costs and expenses (including, but not limited to, reasonable attorneys' fees and related costs) resulting from any claims that may be asserted against such other party by any real estate broker, finder or any intermediary arising from any acts of the indemnifying party in connection with this Lease.

13.15 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Tenant or its agents, employees, contractors or invitees are responsible therefor in accordance with Section 5.4, Landlord may at Landlord's option investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Landlord's expense.

LANDLORD:                           TENANT:

SORRENTO MONTANA, L.P.              Camino Neuro Care, Inc., A Delaware
a California Limited Partnership                Corporation

By:   CDS Property Services, Inc.               By:____________________________
      dba Sorrento Management Company,          Name:__________________________
      A California Corporation                  Title:_________________________
                                                Date:__________________________

      By:___________________________
      Name:_________________________
      Title:  Agent/Broker
      Date:_________________________

                              ADDITIONAL PROVISIONS
                                 SUBLEASE RIDER

This Additional Provisions Rider ("Rider") is attached to and made a part of that certain industrial Real Estate Triple Net Sublease dated January 15, 1997, by and between Sorrento Montana, L.P., a California Limited Partnership, as Landlord and Camino NeuroCare Inc., a Delaware Corporation as Tenant, covering the Premises commonly known as 5955 Pacific Center Boulevard, Suites #709 through #713, San Diego, California 92121 (the "Sublease"). The terms used in this Rider shall have the same definitions as set forth in the Sublease and the other riders attached to and a part of the Sublease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Sublease, including the other riders attached to and a part of the Sublease.

1. Extension Options: Landlord hereby grants to Tenant an option ("Option") to extend the initial term of the Sublease for two (2) additional and consecutive periods, the first of which shall be eighteen (18) months, and the second of which shall be twenty-four (24) months commencing immediately upon the expiration of the initial term of the Sublease ("Extended Terms"), Tenant may exercise its Option to extend the term of the Sublease by given written notice of exercise to Landlord not more than one hundred eighty (180) days and not less than one hundred twenty (120) days prior to the expiration of the then term of the Sublease. Tenant shall not be entitled to exercise its Option to renew the Term of the Sublease pursuant hereto if: (a) Tenant is in default under the Sublease at the time of exercise of the Option; (b) Tenant is in default under the Sublease at the expiration of the Term hereof; or (c) Tenant has previously been in material default as defined in Section 10.2 of the Sublease on three (3) or more separate occasions during any twelve month period during the Sublease Term.

If Tenant elects to exercise its initial eighteen (18) month Option pursuant to the above provisions, and subsequent thereto, Tenant desires to elect to exercise its twenty-four (24) month Option, the procedure for electing its twenty-four (24) month Option shall be governed by the above procedures. In the event Tenant exercises its Option for one or both of the Extended Terms, the terms and conditions of the Sublease shall continue to govern during each extended term, with the exception that the Base Rent payable by Tenant during each Extended Term ("Option Rent") shall be equal to the Fair Market Rental Value of the Premises as of the commencement date of each Extended Term, but in no event shall the Option Rent be less than one hundred three percent (103%) of the Base Rent payable by Tenant for the month immediately preceding the commencement of such Extended Term. For the purpose of this paragraph, Fair Market Rental Value shall be the rental rate at which tenants lease comparable space within the Mira Mesa Distribution Center as of the commencement of the applicable Extension Term. All references in the Sublease to the "Term" shall include the initial term and one or both Extended Terms, as applicable. If Tenant fails to exercise its Option (whether voluntarily or because Tenant is in default as described above) with respect to the first Extended Term, Tenant shall not be entitled to exercise its Option with respect to the second Extended Term.

2. Improvements To The Premises: Tenant is subleasing the Premises from Landlord in an "as is" condition, with the following exceptions which shall be completed at Landlord's cost:

      Suite #709 - Remove existing vinyl tile and carpeting; replace carpeting ("Building Standard" 20-ounce commercial grade glue down) and vinyl tile ("Building Standard" 12" by 12" Vinyl Composition Tile of 1/8" thickness); remove existing rest room walls and "cap off" existing plumbing fixtures; repaint interior walls; provide "Building Standard" window coverings for existing windows.

      Suite #710 - Enclose and paint two existing fire wall penetrations; remove existing floor coverings and replace with "Building Standard" glue-down carpet and vinyl composition tile as hereinabove described; repaint interior walls; provide "Building Standard" window coverings for existing windows.

      Suites #711 - #713 - Patch and repaint existing interior walls (or the square footage area equivalent thereof); provide and install "Building Standard" floor coverings throughout; provide "Building Standard" window coverings for existing windows.

All other costs associated with Tenant's desired improvements to the premises shall be at Tenant's expense, including but not limited to demolition of non-bearing interior walls and ceiling grid system installation of underground telephone conduit between the Premises and the existing building at 5955 Pacific Center Boulevard.

Except as specifically provided in this Additional Provisions Sublease Rider, all of the terms, conditions and definitions set forth in the Sublease shall remain unchanged and in full force and effect, In the event of any conflict between this Additional Provisions Sublease Rider and the Sublease, the terms of this Additional Provisions Sublease Rider shall prevail.

LANDLORD: TENANT:

SORRENTO MONTANA, L.P.                    CAMINO NEURO CARE, Inc.,
A California Limited Partnership          A Delaware Corporation

By:   Sorrento Management Company,        By:____________________________
      A California Corporation            Title:_________________________
                                          Date:__________________________

By:____________________________
Name:__________________________
Title:_________________________
Date:__________________________

                           FIRST AMENDMENT TO SUBLEASE

THIS FIRST AMENDMENT TO SUBLEASE ("First Amendment") is made as of May 1, 1997 by and between SORRENTO MONTANA, L.P. a California Limited Partnership ("Landlord") and CAMINO NEUROCARE, INC., A Delaware Corporation ("Tenant"). with reference to the following facts and circumstances:

A. Landlord and Tenant previously entered into a Sublease dated January 15, 1997 ("Sublease") for approximately 1,728 square feet of premises commonly known as 5965 Pacific Center Boulevard, Suite #708, San Diego, California 92121 ("Premises").

B. Landlord and Tenant desire to modify, amend and supplement the Sublease as follows effective May 1, 1997:

1. Paragraph 1.4 ("PREMISES") is amended to add the approximately 1,728 square foot Suite #708 to the Premises subleased by Tenant from Landlord.

2. Paragraph 1.9.1 ("BASE RENT") is amended to increase the Base Rent payable by Tenant by One Thousand One Hundred Twenty Three and 20/100 Dollars ($1,123.20) per month, or a combined Base Rent of Six Thousand Four Hundred Fifty Three and 20/100 Dollars ($6,453.20) for Suites #708 through #713.

3. Paragraph 2 ("IMPROVEMENTS TO THE PREMISES") of the Additional Provisions Sublease Rider is hereby amended to provide that Tenant is subleasing Suite #708 in an "as is" condition. Notwithstanding the foregoing, Landlord shall provide Tenant with an allowance of Ten Thousand and No/100 Dollars ($10,000.00) to offset the cost of Tenant's desired improvements to the Premises.

4. Except as specifically provided in this First Amendment, all of the terms, conditions and definitions set forth in the Sublease shall remain unchanged and in full force and effect. In the event of any conflict between this First Amendment and the Sublease, the terms of this First Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment To Sublease effective the day and year first written above.

LANDLORD:                                 TENANT:

SORRENTO MONTANA, L.P.                    CAMINO NEUROCARE, Inc.,
A California Limited Partnership          A Delaware Corporation

By:   Sorrento Management Company,        By:____________________________
      A California Corporation            Title:_________________________
                                          Date:__________________________
By:____________________________
Name:__________________________
Title:_________________________
Date:__________________________

                          SECOND AMENDMENT TO SUBLEASE

THIS SECOND AMENDMENT TO SUBLEASE ("Second Amendment") is made as of May 1, 1998 by and between SORRENTO MONTANA, L.P., a California Limited Partnership ("Landlord") and CAMINO NEUROCARE, INC., A Delaware Corporation ("Tenant"), with reference to the following facts and circumstances:

A. Landlord and Tenant previously entered into a Sublease dated January 15, 1997 ("Sublease") for approximately 8,200 square feet of premises commonly known as 5966 Pacific Center Boulevard, Suite #709 through #713, San Diego, California 92121 ("Premises").

B. Landlord and Tenant subsequently modified amended and supplemented the Sublease through First Amendment To Sublease dated May 1, 1997 adding the approximately 1,728 square foot Suite #708 to the Premises.

C. Landlord and Tenant desire to modify, amend and supplement the Sublease as follows effective May 1, 1998:

1. Paragraph 1.4 ("PREMISES") is amended to (a) add the approximately 1,728 square foot Suite #706 to the Premises subleased by Tenant from Landlord effective May 1. 1998, and (b) add the approximately 1,728 square foot Suite #707 effective August 1, 1998.

2. Paragraph 1.9.1 ("BASE RENT") is amended to (a) increase the Base Rent payable by Tenant by One Thousand One Hundred Fifty Seven and 76/100 Dollars ($1,157.76) per month for Suite #706 effective May 1, 1998, and (b) increase the Base Rent payable by Tenant by an additional One Thousand One Hundred Fifty Seven and 76/100 Dollars ($1,157.76) per month for Suite #707 effective August 1, 1998. Base Rent for all Premises included under the January 15, 1997 Sublease as subsequently amended By First Amendment dated May 1, 1997 and Second Amendment dated May 1, 1998 shall be increased three percent (3%) each January 1 throughout the remainder of the Sublease term.

3. Paragraph 2 ("IMPROVEMENTS TO THE PREMISES") of the Additional Provisions Sublease Rider Is hereby amended to provide that Tenant is subleasing Suite #707 in an "as is" condition. Landlord shall provide Tenant with an allowance of Three Thousand Five Hundred and No/100 Dollars ($3,500.00) to offset the cost of Tenant's desired improvements to Suite #706.

4. Paragraph 14.0 ("RIGHT OF FIRST REFUSAL") is hereby added to provide Tenant with a one-time Right Of First Refusal to sublease the approximately 4,956 square foot Suites #702 through #705, which are expected to be vacated by the present occupant on or about June 15, 1998. Tenant shall have three days from notification by Landlord of receipt of an acceptable offer from an outside third party to sublease Suites #702 through #705 within which to commit in writing to subleasing the space upon the same terms and conditions as offered by the outside third party. Tenant's failure to respond in writing to Landlord's notification shall be deemed a waiver of the on-time Right.

5. Except as specifically provided in this Second Amendment, all of the terms, conditions and definitions set forth in the Sublease shall remain unchanged and in full force and effect. In the event of any conflict between this First Amendment and the Sublease, the terms of this Second Amendment shall prevail.

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment To Sublease effective the day and year first written above.

LANDLORD:                           TENANT:

SORRENTO MONTANA, L.P.                    CAMINO NEUROCARE, Inc.,
A California Limited Partnership          A Delaware Corporation

By:   Sorrento Management Company,        By:____________________________
      A California Corporation            Title:_________________________
                                          Date:__________________________
By:____________________________
Name:__________________________
Title:_________________________
Date:__________________________

                           THIRD AMENDMENT TO SUBLEASE

THIS THIRD AMENDMENT TO SUBLEASE ("Third Amendment") is made as of February 1, 1999 by and between SORRENTO MONTANA, L.P., a California Limited Partnership ("Landlord") and CAMINO NEUROCARE, INC., a Delaware Corporation ("Tenant") with reference to the following facts and circumstances:

A. Landlord and Tenant previously entered into a Sublease dated January 15, 997 ("Sublease") for approximately 8,200 square feet of premises commonly known as 5965 Pacific Center Boulevard, Suite #709 through #713, San Diego, California 92121 ("Premises").

B. Landlord and Tenant subsequently modified, amended and supplemented the Sublease through First Amendment To Sublease dated May 1, 1997 adding the approximately 1,728 square foot Suite #708 to the Premises.

C. Landlord and Tenant further modified, amended and supplemented the Sublease through Second Amendment To Sublease dated May 1, 1998, adding the approximately 1,728 square foot Suite #706 effective May 1, 1998, and the approximately 1,728 square foot Suite #707 effective August 1, 1998.

D. Landlord and Tenant desire to further modify, amend and supplement the Sublease as follows effective February 1, 1999:

1. Paragraph 1.4 ("PREMISES") is amended to add the approximately 1,618 square foot Suite #714 to the Premises subleased by Tenant from Landlord effective February 1, 1999.

2. Paragraph 1.9.1 ("BASE RENT") is amended to increase the Base Rent payable by Tenant by One Thousand One Hundred Sixteen and 47/100 Dollars ($1,116.47) per month for Suite #714 effective February 1, 1999. Effective January 1, 2000, Base Rent for all Premises included under the January 15, 1997 Sublease as subsequently amended By First Amendment dated May 1, 1997, Second Amendment dated May 1, 1998 and this Third Amendment dated February 1, 1999, shall be increased to $0.725 NNN per square foot of Premise's per month, plus three percent (3%) increases each January 1 thereafter throughout the term of the Sublease and any extensions thereof.

3. Paragraph 1.5 ("SUBLEASE TERM") is amended to extend the term of the Sublease an additional eighteen months through June 30, 2001. This extension of the Sublease Term shall be considered the exercise of the first of Tenant's of two extension options contained in the Additional Provisions Sublease Rider to Tenant's Sublease dated January 15, 1997.

4. Paragraph 2 ("IMPROVEMENTS TO THE PREMISES") of the Additional Provisions Sublease Rider is hereby amended to provide that Tenant is subleasing Suite #707 in an "as is" condition. Notwithstanding the foregoing, Landlord shall provide Tenant with an allowance of Four Thousand and No/100 Dollars ($4,000.00) to offset the cost of Tenant's desired modifications to Suite #714.

5. Except as specifically provided in this Third Amendment, all of the terms, conditions and definitions set forth in the Sublease shall remain unchanged and in full force and effect. In the event of any conflict between this Third Amendment and the Sublease, the terms of this Third Amendment shall prevail.

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment To Sublease effective the day and year first written above.

LANDLORD:                                 TENANT:

SORRENTO MONTANA, L.P.                    CAMINO NEUROCARE, Inc.,
A California Limited Partnership          A Delaware Corporation

By:   Sorrento Management Company,        By:____________________________
      A California Corporation            Title:_________________________
                                          Date:__________________________
By:____________________________
Name:__________________________
Title:_________________________
Date:__________________________

                            [Floorplan of Building 7]

                                   EXHIBIT "A"

                 [Floorplan of Building 7 including description and map]

                                   EXHIBIT "B"

                            [Original Concept Design]

                                   EXHIBIT "C"